UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2016

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2016 (the “Closing Date”), Thor Industries, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders of Jayco, Corp. (the “Sellers”), solely for the limited purposes expressly set forth in the Purchase Agreement, Jayco, Corp. (“Jayco”), and Wilbur L. Bontrager, solely in the capacity as the Seller Representative, pursuant to which the Company acquired all of the issued and outstanding shares of capital stock of Jayco. Jayco is engaged in the business of manufacturing towable and motorized recreational vehicles. Under the Purchase Agreement, the Closing was deemed effective as of 11:59 p.m. on the Closing Date. Capitalized terms used in this Form 8-K but not otherwise defined herein shall have the meanings ascribed to those terms in the Purchase Agreement.

The Agreement provides that the purchase price to be paid by the Company to the Seller will be approximately $576,000,000, subject to adjustment as set forth in the Purchase Agreement.

Jayco will operate as an independent, wholly-owned subsidiary of the Company following the closing of the transactions contemplated by the Purchase Agreement and Jayco’s senior management team has agreed to continue employment with Jayco after the sale.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be attached as an exhibit to a subsequent report filed on Form 8-K.

On July 1, 2016, the Company issued a press release announcing its acquisition of Jayco. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In addition, the Company provided a series of supplementary materials available to investors on the Company’s website at http://ir.thorindustries.com/acquisition-of-jayco, including a slide presentation, a series of questions and answers, and a fact sheet describing the transaction. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein. A copy of the questions and answers is attached hereto as Exhibit 99.3 and is incorporated by reference herein. A copy of the transaction fact sheet is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated July 1, 2016, issued by the Company
99.2	Copy of slide presentation, dated July 1, 2016, posted by the Company to its website
99.3	Copy of questions and answers, dated July 1, 2016, posted by the Company to its website
99.4	Copy of transaction fact sheet, dated July 1, 2016, posted by the Company to its website

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: July 1, 2016	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary